Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone:+44 (0)20 7936 3000 Fax +44 (0)20 7583 1198 www.deloitte.co.uk

Private and Confidential

Agreed upon procedures report of Factual Findings - Proposed issue by Fenix Finance Designated Activity Company of commercial mortgage-backed floating rate notes (the “Issue”)

The Directors

Fenix Finance Designated Activity Company

The Sidings
Grand Canal Quay, Dublin 2
Dublin
Co. Dublin
D02 E7K8

(the “Issuer”)

Natixis

7 Promenade Germaine Sablon

75013 Paris

France

(the “Arranger” and the “Lead Manager”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

Purpose of this agreed upon procedures report

We have performed the following agreed upon procedures in accordance with our engagement letter dated 17 July 2026 (the “Engagement Letter”). The agreed upon procedures were performed solely for the purpose of assisting you in evaluating the validity of certain characteristics of the loan pool (the “Loan Pool”) of certain commercial leases (the “Purpose”) and may not be suitable for another purpose.

Our responsibilities

We have conducted the agreed upon procedures engagement in accordance with the Standards for Investment Reporting 1000 issued by the Financial Reporting Council of the United Kingdom.

Professional ethics

We conducted our engagement with integrity and objectivity and comply with specific requirements to meet ethical, professional, and regulatory standards. We complied with the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants ethical requirements.

For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2026 Deloitte LLP. All rights reserved

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procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and findings

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed upon Procedures”).

The Issuer provided us with data files ‘Project Crescent - CMBS Datapack_sentv2.xlsx’ and ‘2026 06 10_Natixis_Project Crescent_Overview_Final.xlsx ‘ (together, the “First Pool Run”) containing information for each of the 44 occupied units and 8 properties in the Loan Pool as at 31 May 2026 (the “Cut-off Date”).

We have carried out the Agreed upon Procedures on the First Pool Run during the period 15 July 2026 to 23 July 2026.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.11 under the Agreed upon Procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run agreed to the original lease or property documentation or copies thereof provided to us in the electronic dataroom (the “Dataroom”). We are entitled to assume that the documentation is correct, and we have not sought to independently verify this information. The documentation used in these Agreed upon Procedures were the lease agreement, lease addendum, lease amendment and legal due diligence reports (together, the “Lease Documentation”) and valuation report (the “Valuation Report”).

1.	Agreed upon Procedures

For each unit in the First Pool Run, we carried out the following Agreed upon Procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed upon Procedures performed:

1.1.	Tenant Name

For each unit in the First Pool Run, we confirmed whether the tenant(s) name shown on the First Pool Run agreed to the Lease Documentation. Where the tenant(s) name differed to the Lease Documentation, we confirmed whether the parent company of the tenant(s) shown on the First Pool Run agreed to the parent company of the tenant(s) shown on the Lease Documentation.

We found that the tenant(s) name or parent company name agreed to the Lease Documentation, with no exception.

1.2.	Total Rent

For each Tenant in the First Pool Run, we confirmed whether the total rent shown on the First Pool Run agreed to the Lease Documentation to within 0.5%.

➢	Where the Lease Documentation only showed the rent per square metre per month (the “Monthly Rate”) we recalculated the annual total rent by multiplying the Monthly Rate by the area and by 12.

We found that the total rent agreed to the Lease Documentation to within 0.5%, with no exception

1.3.	Lease Start Date

For each unit in the First Pool Run, we confirmed whether the lease start date shown on the First Pool Run agreed to the Lease Documentation.

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➢	Where additional area was added to the lease, we used the date on which the additional area was added as the start date for that area.

We found that the lease start date agreed to the Lease Documentation, with no exception.

1.4.	Lease Expiration Date

For each unit in the First Pool Run, we confirmed whether the lease expiration date shown on the First Pool Run agreed to the Lease Documentation.

➢	Where the Lease Documentation only showed the lease start date and lease term, we recalculated the lease expiration date based on the lease start date and the lease term. No exceptions were noted.

We found that the lease expiration date agreed to the Lease Documentation, with no exception.

1.5.	City

For each unit in the First Pool Run, we confirmed whether the city shown on the First Pool Run agreed to the Lease Documentation. Where the city differed to the Lease Documentation, we confirmed whether the region shown on the First Pool Run agreed to the region shown on the Lease Documentation.

We found that the city or region agreed to the Lease Documentation, with no exception.

1.6.	Lettable Area

For each unit in the First Pool Run, we confirmed whether the total lettable area shown on the First Pool Run agreed to the Lease Documentation. We found that the total lettable area agreed to the Lease Documentation, with no exception.

➢	Where the Lease Documentation only showed the area for each unit type (warehouse, office and common area), we recalculated the total lettable area by summing the areas for each unit type and agreed the result to the total area per unit shown on the First Pool Run.

We found that the total lettable area agreed to the Lease Documentation, with no exception.

1.7.	Property Name

For each property in the First Pool Run, we confirmed whether the property name shown on the First Pool Run agreed to the Valuation Report. We found that the property name agreed to the Valuation Report, with no exception.

1.8.	Tenure

For each property in the First Pool Run, we confirmed whether the tenure shown on the First Pool Run agreed to the Valuation Report. We found that the tenure agreed to the Valuation Report, with no exception.

1.9.	Market Value (rounded)

For each property in the First Pool Run, we confirmed whether the market value (rounded) shown on the First Pool Run agreed to the Valuation Report. We found that the market value (rounded) agreed to the Valuation Report, with no exception.

1.10.	Date of Valuation

For each property in the First Pool Run, we confirmed whether the date of valuation shown on the First Pool Run agreed to the Valuation Report. We found that the date of valuation agreed to the Valuation Report, with no

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exception.

1.11.	Total Market Rental Value

For each property in the First Pool Run, we confirmed whether the total market rental value shown on the First Pool Run agreed to the Valuation Report. We found that the total market rental value agreed to the Valuation Report, with no exception.

Limitations

The scope of our work in preparing this report (the “Report”) was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed.

You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the Recipient Parties.

The Agreed upon Procedures we performed did not constitute an audit, review or an assurance engagement of any kind and consequently we do not express any assurance on the characteristics of the Loan Pool. We did not subject the information contained in this Report or given to us by the Issuer to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures, or had we performed an audit, review or assurance engagement of the Loan Pool in accordance with International Standards on Auditing, International Standards on Review Engagements, International Standards on Assurance Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

The procedures in this Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly this Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. This Report may be used by a Manager in connection with the Purpose to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of this Report.

Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain Agreed upon Procedures on certain commercial leases. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this Report shall prevent you from disclosing this Report to your professional advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement and/or referring to and/or producing the Report in court proceedings or any settlement or mediation proceedings or in the context of any potential claim. This Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom this Report is made available understand and accept that (a) this Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply

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with the Data Protection Legislation, (c) this Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on this Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

In the event that Deloitte provides to the Issuer a Form ABS Due Diligence-15E executed by Deloitte applicable to the services performed hereunder (such form, including, without limitation, any attachments thereto, the “Form 15E”), such Form 15E will not be used by or circulated, quoted, disclosed, or distributed (including, without limitation, by attribution) to, nor will reference to such form be made to, anyone; however, the Issuer shall provide access to the electronic copy of such Form 15E in its entirety, solely to Nationally Recognized Statistical Rating Organizations (as defined in rules promulgated by the Securities and Exchange Commission (the “SEC”)) (“NRSROs”) that have access to the secure password-protected Internet Web site required to be maintained under Rule 17g-5 of the Exchange Act (the “17g-5 Website”) by posting such Form 15E to the 17g-5 Website.

Additionally, the Issuer may file a copy of this Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to this Report whether via EDGAR or otherwise. This Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care, responsibility or liability to any other party that obtains access to this Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of this Report.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

/s/ Deloitte LLP

Deloitte LLP

24 July 2026

United Kingdom

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